Exhibit 10.1

EVENTIKO INC.

Xinzhong St. 3, Dongcheng,

Beijing, China 100026

+1(702) 605-4808

SUBSCRIPTION AGREEMENT

EVENTIKO INC. Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus, dated __________________, of Eventiko Inc., a Nevada corporation (the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company’s common stock (“Common Stock”) at $0.02 per share, for an aggregate purchase price of $____________.

Payment of $____________ as payment in full of the purchase price is being made via check or wire transfer to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned to the Investor, without interest or deduction of any kind.

Purchaser Information:

Printed Name: ______________________________

Address: _________________________________

                 _________________________________

Signature: ________________________________

Date: ___________________________________